UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2025

EQC LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Maryland
(State of incorporation)

1-9317			39-6868408
(Commission File Number)			(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2000	Chicago	IL	60606
(Address of principal executive offices)			(Zip Code)
(312) 646-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
N/A	N/A	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.
EQC Liquidating Trust (“EQC LT”), a Maryland common law trust and the successor to Equity Commonwealth (“EQC”), a Maryland real estate investment trust formerly traded on the New York Stock Exchange, completed its wind down and dissolved effective September 30, 2025.
On November 12, 2024, EQC’s common shareholders approved its Plan of Sale and Dissolution (the “Plan of Sale”), including the wind down and liquidation of EQC. Following the approval, in connection with the Plan of Sale, EQC paid aggregate cash liquidating distributions to its common shareholders in the amount of $20.60, consisting of payments of $19.00 and $1.60 per share in December 2024 and April 2025, respectively.
On June 13, 2025, as contemplated by the Plan of Sale, EQC transferred its remaining assets and liabilities to EQC LT for the benefit of EQC’s common shareholders. In conjunction with the transfer, EQC LT distributed all its units of beneficial interest to EQC’s common shareholders, with each common shareholder receiving one unit in EQC LT for each common share held. The transfer of EQC’s net assets to EQC LT was treated for federal tax purposes as a deemed distribution to EQC’s common shareholders. Additional tax information is available on the Forms 8937 posted on the company website at www.eqcre.com.
After liquidating the assets of EQC and EQC LT, and paying all remaining liabilities, costs and expenses, the trustees of EQC LT determined the amount of remaining funds available did not warrant an additional cash distribution to EQC LT unitholders. The remaining funds totaling approximately $150,000 were donated to ten charities selected by the trustees of EQC LT.
There are certain post-dissolution matters remaining, including the preparation and filing of the Annual Report on Form 10-K and certain federal and state tax returns, all of which are expected to be completed on or before December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, EQC Liquidating Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQC LIQUIDATING TRUST

By:	/s/ Orrin S. Shifrin
Name:	Orrin S. Shifrin
Title:	Trustee
Date: September 30, 2025